Frequently Asked Questions

1.What does today’s announcement mean?

Clearwater Compliance LLC (“Clearwater”) has agreed to acquire CynergisTek, Inc. (“CTEK,” “we,” “us,” “our”). Our board of directors unanimously supports and believes the transaction is in the best interests of our stockholders, employees, and customers. The acquisition will be an all cash deal in which $1.25 per share will be paid to stockholders upon closing. Once this transaction is complete, CTEK will become a privately owned company. CTEK will continue to provide cybersecurity, privacy and compliance services to its customers as it does today, as part of the combined company. The acquisition is subject to the terms and conditions of a merger agreement that we signed with Clearwater today.

2.When is the transaction expected to close?

The transaction is expected to close in the third quarter of 2022, subject to the receipt of approval by CTEK’s stockholders, and subject to other customary closing conditions. The path toward closing requires many steps to secure necessary approvals, including multiple filings with the Securities and Exchange Commission, such as the preparation and filing of our proxy statement as described below and convening a stockholder meeting to vote on the transaction.

Subject to the terms and conditions of the merger agreement with Clearwater, CTEK may solicit superior proposals from third parties for a period continuing through June 21, 2022, and in certain cases for a period continuing through June 26, 2022. In the event that we do not accept a superior offer from a third party, we expect to close the transaction shortly after the stockholder meeting referenced above.

3.Who is Clearwater?

Clearwater is a portfolio company of funds affiliated with Altaris Capital Partners, LLC, an investment firm focused exclusively on the healthcare industry. Clearwater is a leading provider of cybersecurity, risk management, and HIPAA compliance software, consulting, and managed services for the healthcare industry.

4.Why did Clearwater decide to purchase CTEK?

Clearwater believes the companies share a common mission, values, and customer focus, and that these are compelling reasons to combine forces. Should this transaction be completed, it will further Clearwater’s vision of establishing a recognized leader in healthcare cybersecurity, compliance and risk management.

Among other reasons, Clearwater decided to purchase CTEK because of:

•Our industry leadership in the healthcare markets

•Our experienced and talented employees

•Our strong customer and partner relationships

•Our expansive breadth of services

5.What does this mean for CTEK?

Being privately owned will allow us more flexibility in the way we run the business, provide a support structure for investment in the business, and means that we will no longer be encumbered by the costs associated with being a public company.

6.Why weren’t we told earlier?

The sale of a public company must follow certain rules and regulations. It was very important for the success of the transaction that strict confidentiality be maintained so very few people have been aware of the potential acquisition. We were required to keep things confidential in order to protect the company and our future success.

7.What happens next?

After the solicitation period referenced in question 2 above ends, we will file a preliminary proxy statement with the Securities and Exchange Commission (SEC). This document will contain detailed information about the transaction and will be available to the public. Once any SEC review is completed (or the SEC declines to review), a “definitive proxy statement” will be filed with the SEC and mailed to stockholders. Following the mailing, a meeting will be held to allow stockholders to vote on the transaction. If the stockholders approve and adopt the merger agreement and approve the merger at the meeting, then, if all closing conditions are met, the transaction can be closed.

8.What happens between now and close?

Between now and closing very little will change from a business standpoint. We will operate the business as usual as a publicly traded company. We need to continue to remain focused on operating solely in the best interest of CTEK and its current stockholders.

9.What assurances do you have that Clearwater will support our strategies/initiatives?

Clearwater has an equally long legacy in serving the healthcare industry and is excited about the opportunity to combine our many strengths.  Clearwater is supportive of our current strategy and views many of our services as complimentary to theirs. Clearwater has a long-term view toward growing its business through value creation for its customers. Clearwater believes that we have excellent prospects for continued cybersecurity, privacy and compliance leadership, and it looks forward to partnering with our team to help realize our market opportunities.

10.What type of interaction will we have with Clearwater prior to the close of the transaction?

Subject to applicable legal requirements, during the next few months Clearwater will want to spend more time getting to know our people as well as further understanding our business. As we get closer to the closing date of the transaction, we anticipate that senior managers will be meeting with management from Clearwater in order to help them better understand the objectives of the merger, organizational structure and roles of each group.

11.What does this do to my role within the company? Will there be layoffs as a result of the acquisition?

Clearwater does not anticipate any major restructuring or layoffs at this time. An important factor in this transaction was our experienced and talented employees. Retention and employee satisfaction are very important and a high priority for Clearwater. As always, the executive team will look at how best to structure our organization as we continue to grow and evolve.

12.What opportunities will this transaction create?

We believe this transaction provides us a greater degree of freedom and flexibility to build a growth-oriented future and drive our business forward.

13.Can we talk about this outside the company?

The Company issued a press release announcing the transaction earlier today. Your comments with respect to the transaction should be limited to publicly available information and written information that we have provided to you for communication with third parties. Press queries and investor questions should be forwarded to Bryan Flynn or Paul Anthony. Except for those individuals who have been designated as our spokespersons, no one should have any contact whatsoever with the media (other than to simply refer any inbound contact to Bryan or Paul).

14.How will our vendors be affected?

There are no changes to our relationships with our vendors at this time. We are working on a “business as usual” basis.

15.What does this transaction mean for customers/partners?

The fact that we will be a privately owned company should have little to no impact on the solutions and services we take pride in providing to our customers and partners. It simply means that we will no longer be a publicly traded company.

16.When will customers be notified?

The executive team has a plan to reach out to our customers and key suppliers. If you have questions or concerns about a particular customer or partner, please reach out to the appropriate executive team member. We are pleased to let our customers know that this transaction is great news, that they can continue to rely on the excellent service they expect and deserve, and that partnering with Clearwater will give us the resources to support our growth and the execution of our strategic plans for the business. From the customers’ perspective, they should not expect any changes, and we will keep them apprised of any updates.

17.Will there be any changes in our salaries?

Clearwater does not anticipate any changes to salaries. The merger agreement provides that for a year following the closing of the transaction your base salary will be at least as favorable as the salary in effect prior to the closing. We will update you when we have more information. In the meantime, all payroll, commissions, expense reports and other employee-related payments will be made without interruption.

18.What happens to our benefits after the transaction closes?

You will continue to receive employee benefits after the closing.  The merger agreement provides that for a year following the closing, Clearwater will continue to provide benefits under our current plans or under the Clearwater plans, or a combination of our plans and Clearwater plans, with the benefits being substantially similar to the benefits being provided under those plans.  Your bonus opportunity for 2022 will remain in place, but the performance criteria are subject to change.

19.When will trading in our stock end?

We currently anticipate that public trading in our stock will be suspended on the closing date of the transaction. Following the closing, our common stock will no longer be listed on the NYSE American stock exchange or registered under the Securities Exchange Act of 1934, as amended.

20.Can we trade our company stock?

You may not trade in our stock until our preliminary proxy statement has been filed with the SEC. Of course, even after then you may not trade at any time that you are in possession of material non-public information and all trades must still be made in compliance with our insider trading policies. Please contact Bryan Flynn if you have any questions about your ability to trade.

21.How does the merger affect my vested stock options or RSUs?

Prior to completion of the merger, your rights have not changed with regard to your vested options or restricted stock units (“RSUs”) — you are free to exercise any options that are currently vested or that vest prior to completion of the merger, and any RSUs scheduled to vest prior to the merger (or deferred RSUs with a settlement date prior to the merger) will be settled in accordance with your grant (or deferral election). Upon completion of the merger, all outstanding options and RSUs will be canceled as described below.

22.If I have RSUs or stock options, how will they be treated?

If the transaction closes, all unvested options and RSUs will fully vest. At Closing, RSU holders will be paid the cash amount equal to $1.25 per share for each RSU held, less applicable withholding taxes, and option holders will be paid the cash amount equal to $1.25 per share for each option held, less the exercise price of the options and less applicable withholding taxes. All options with an exercise price equal to or greater than $1.25 per share will be cancelled for no consideration. Further details and timing of these payments will be provided once the merger is complete.

23.What is expected of our employees?

We have experienced a lot of changes over the past few years. We realize this is another substantial change. It is critical to continue to focus on what you can control and do a great job for our customers, for our employees, partners, and stockholders. Practice operational excellence in everything you do, remain focused on doing a great job and don’t let this transaction defocus you in any way.

Cautionary Note Regarding Forward Looking Statements

This communication contains certain forward-looking statements relating to the business of CTEK.  These forward-looking statements are within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and can be identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipates,” “would,” “could,” “intends,” “may,” “will,” or similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, including but not limited to uncertainties relating to the failure to obtain the required votes of CTEK’s stockholders; the timing to consummate the proposed merger; the conditions to closing of the proposed merger not being satisfied or the closing of the proposed merger otherwise not occurring; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require CTEK to pay a termination fee; unanticipated difficulties or expenditures relating to the proposed merger; the diversion of management time on merger-related issues; results of litigation, settlements and investigations; actions by third parties, including governmental agencies and including the response of customers, service providers and business partners to the announcement of the proposed merger; product/services development; long and uncertain sales cycles; the ability to obtain or maintain proprietary intellectual property protection; future capital requirements; competition from other providers; the ability of CTEK’s vendors to continue supplying CTEK with supplies and services at comparable terms and prices; CTEK’s ability to successfully compete and introduce enhancements and new features that achieve market acceptance and that keep pace with technological developments; CTEK’s ability to maintain its brand and reputation and retain or replace its significant customers; cybersecurity risks and risks of damage and interruptions of information technology systems; CTEK’s ability to retain key members of management and successfully integrate new executives; CTEK’s ability to complete acquisitions, strategic investments, entry into new lines of business, divestitures, mergers or other transactions on acceptable terms, or at all; potential risks and uncertainties relating to the existing and ultimate impact of the COVID-19 pandemic, including actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact, and the potential negative impacts of COVID-19 on the global economy and financial markets; the general economic impact of the ongoing war in Ukraine, including the impact of related sanctions being imposed by the U.S. Government and the governments of other countries, and the impact of potential reprisals as a consequence of the war in Ukraine and any related sanctions; and other factors that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected.   Certain of these risks and uncertainties are or will be described in greater detail in CTEK’s Annual Report on Form 10-K for the year ended December 31, 2021 (as amended on Form 10-K/A) and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, each filed with the Securities and Exchange Commission (“SEC”), which are available at http://www.sec.gov.  Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. Many of the risks listed above have been, and may further be, exacerbated by the COVID-19 pandemic, including its impact on the healthcare industry, or the ongoing war in Ukraine. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described herein, as well as others not now anticipated. The forward-looking statements are made as of the date of this communication, and CTEK is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of CTEK or the solicitation of any vote or approval. The proposed merger and the merger agreement described above will be submitted to CTEK’s stockholders for their consideration at a special meeting of the stockholders. In connection therewith, CTEK intends to file relevant materials with the SEC, including a definitive proxy statement on Schedule 14A, which will be mailed or otherwise disseminated to CTEK’s stockholders when it becomes available. CTEK may also file other relevant documents with the SEC regarding the proposed merger. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Stockholders may obtain a free copy of the definitive proxy statement and any amendments or supplements thereto and other documents filed by CTEK, once such documents are filed with the SEC, at the SEC's web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from CTEK by directing such request to CTEK at 11940 Jollyville Road, Suite 300-N, Austin, TX 78759, Attention: Bryan Flynn, via e-mail at InvestorRelations@cynergistek.com or by calling (512) 402-8550 x7.

Participants in the Solicitation

CTEK and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. A list of the names of such directors and executive officers and information concerning such participants’ ownership of CTEK’s common stock is set forth in CTEK’s definitive proxy statement on Schedule 14A for the 2021 annual meeting of stockholders, filed with the SEC on August 26, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such proxy statement, and by CTEK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 28, 2022 (as amended on Form 10-K/A, filed with the SEC on April 29, 2022). Additional information about the direct or indirect interests, by security holdings or otherwise, of those participants will be included in the definitive proxy statement and other documents filed with the SEC regarding the proposed merger, if and when they become available.  Free copies of these materials may be obtained as described in the preceding paragraph.